Exhibit 4.2.1

CERTIFICATE OF LIMITED PARTNERSHIP

OF

HANOVER COMPRESSION LIMITED PARTNERSHIP

FIRST: The name of the limited partnership is Hanover Compression Limited Partnership.

SECOND: The address of its registered office in the State of Delaware is 1209 Orange Street in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

THIRD: The name and mailing address of the sole general partner of the limited partnership is:

Hanover LLC 3, LLC

300 Delaware Avenue, Suite 900

Wilmington, DE 19805

Dated: December 7th, 2000.

HANOVER LLC 3, LLC,
as sole general partner

By:	/s/ William S. Goldberg
William S. Goldberg
President

CERTIFICATE OF MERGER

OF

HANOVER SEVEN INC.

WITH AND INTO

HANOVER COMPRESSION LIMITED PARTNERSHIP

(Under Section 263 of the General

Corporation Law of the State of Delaware and Section 17-211

of the Revised Uniform Limited Partnership Act of the State of Delaware)

The undersigned limited partnership, organized and existing undo- and by virtue of the Revised Uniform Limited Partnership Act of the State of Delaware,

DOES HEREBY CERTIFY:

1. The name and state of domicile of each of the constituent Entities in the merger (the “Merger”) is as follows:

Name	State

Hanover Seven Inc.	Delaware

Hanover Compression Limited Partnership	Delaware

2. An Agreement of Merger and Plan of Reorganization bets seen the parties to the Merger (the “Merger Agreement”) has been approved, adopted, certified, executed and acknowledged by each of the constituent entities in accordance with the requirements of Section 263 of the General Corporation Law of Delaware and Section 17-211 of the Delaware Revised Uniform Limited Partnership Act.

3. The name of the surviving limited partnership is Hanover Compression Limited Partnership (the “Surviving Entity”).

4. The executed Merger Agreement is on file at an office of the Surviving Entity, the address of which is 12001 North Houston Rosslyn, Houston, Texas 77086.

5. A copy of the Merger Agreement will be furnished by the Surviving Entity, on request and without cost, to any stockholder of Hanover Seven Inc. or any partner of Hanover Compression Limited Partnership.

IN WITNESS WHEREOF, the undersigned limited partnership has caused this certificate to be signed by its general partner as of the 29 day of December, 2000.

By: HANOVER. LLC 3, LLC, its general partner

By:	/s/ William C. Bryant
William C. Bryant
Manager

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF LIMITED PARTNERSHIP

OF

HANOVER COMPRESSION LIMITED PARTNERSHIP

It is hereby certified that:

FIRST: The name of the limited partnership (hereinafter called the “Partnership”) is

HANOVER COMPRESSION LIMITED PARTNERSHIP

SECOND: Pursuant to provisions of Section 17-202, Title 6, Delaware Code, the Certificate of Limited Partnership is amended as follows:

Third: The name and mailing address of the sole general partner of the Limited Partnership is:

Hanover Compression General Holdings, LLC
12001 N Houston Rosslyn
Houston, TX 77086

The undersigned, the sole general partner of the Partnership, executed this Certificate of Amendment on January 2, 2001.

Hanover Compression General Holdings, LLC,
its General Partner

By Hanover Compressor Company, its member

By:	/s/ Richard S. Meller
Richard S. Meller, its Secretary

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF LIMITED PARTNERSHIP

OF

HANOVER COMPRESSION LIMITED PARTNERSHIP

It is hereby certified that

FIRST: The name of the limited partnership is HANOVER COMPRESSION LIMITED PARTNERSHIP (the “Partnership”).

SECOND: Pursuant to provisions of Section 17-202, Title 6, Delaware Code, the Certificate of Limited Partnership is amended as follows:

“Third: The name and mailing address of the sole general partner of the Partnership is:

Hanover Compression General Holdings, LLC
12001 North Houston Rosslyn
Houston, Texas 77086”

Dated: August 20, 2001	Hanover Compression Limited Partnership

	By	Hanover Compression General Holdings, LLC,
its General Partner

	By:	/s/ Richard S. Meller
Richard S. Meller, authorized person

CERTIFICATE OF MERGER

OF

HANOVER NEWCO 2, LLC

INTO

HANOVER COMPRESSION LIMITED PARTNERSHIP

Pursuant to Title 6, Sec. 17-211 of the Delaware Code, the undersigned surviving limited partnership submits the following Certificate of Merger for filing and certifies that.

1. The name and jurisdiction of formation or organization of the domestic limited partnership and limited liability company which are to merge is.

Name	Jurisdiction
Hanover Newco 2, LLC	Delaware
Hanover Compression Limited Partnership	Delaware

2. An Agreement and Plan of Merger has been approved and executed by the domestic limited partnership and the limited liability company which arc to merge.

3. The name of the surviving limited partnership is: Hanover Compression Limited Partnership.

4. The Agreement and Plan of Merger is on file at a place of business of the surviving limited partnership which is located at 12001 North Houston Rosslyn, Houston, Texas 77086.

5. A copy of the Agreement and Plan of Merger will be furnished by the surviving limited partnership, on request and without cost, to any partner of any domestic l ted partnership or any person holding an interest in say other business entity which is to merge.

6. Hanover Compression Limited Partnership hereby merges Hanover Newco 2, LLC into Hanover Compression Limited Partnership, said merger to be effective on December 18, 2001 at 5:12 p.m. Eastern Standard Time.

[Signature Page Follows]

IN WITNESS WHEREOF, this Certificate of Merger has been duly executed as of the 18th day of December, 2001, and is being filed in accordance with Title 6, Sec. 17-211 by an authorized person of the surviving limited partnership in the merger.

HANOVER COMPRESSION GENERAL, HOLDINGS, LLC

By	/s/ Michael J. McGhan
Michael J. McGhan, President

CERTIFICATE OF MERGER

OF

HANOVER NEWCO 3, LLC

INTO

HANOVER COMPRESSION LIMITED PARTNERSHIP

Pursuant to Title 6, Sec 17-211 of the Delaware Code, the undersigned surviving limited partnership Submits the following Certificate of Merger for filing and certifies that

1. The name and jurisdiction of formation or organization of the domestic limited partnership and limited liability company which is to merge is;

Name	Jurisdiction
Hanover Newco 3, LLC	Delaware
Hanover Compression Limited Partnership	Delaware

2. An Agreement and Plan of Merger has been approved and executed by the domestic limited partnership and the limited liability company which are to merge.

3. The name of the surviving limited partnership is. Hanover Compression Limited Partnership.

4. he Agreement and Plan of Merger is on file at a place of business of the surviving limited partnership which is located at 12001 North Houston Rosslyn, Houston, Testes 77086.

5. A copy of the Agreement and Plan of Merger will be furnished by the surviving limited partnership, on request and without cost, to any partner of arty domestic limited partnership or any person holding an interest in any other business entity which is to merge.

6. Hanover Compression Limited Partnership hereby merges Hanover Newco 3, LLC into Hanover Compression Limited Partnership, said merger to be effective on December 18, 2001 at 5:12 p.m. Eastern Standard Time

[Signature Page Follows]

IN WITNESS WHEREOF, this Certificate of Merger has been duly executed as of the 18th day of December, 2001, and is being filed in accordance with Title 6, Sec. 17-211 by an authorized person of the surviving limited partnership in the merger.

HANOVER COMPRESSION GENERAL HOLDINGS, LLC

By	/s/ Michael J McGhan
Michael J. McGhan, President

LIMITED LIABILITY COMPANY

CERTIFICATE OF CORRECTION

FILED TO CORRECT A CERTAIN ERROR IN THE

CERTIFICATE OF MERGER OF HANOVER NEWCO 2, LLC

(a Delaware limited liability company)

INTO

HANOVER COMPRESSION LIMITED PARTNERSHIP

(a Delaware limited partnership)

FILED IN THE OFFICE OF THE SECRETARY OF STATE

OF DELAWARE ON DECEMBER 18, 2001

1. The name of the limited liability company is HANOVER NEWCO 2, LLC.

2. A Certificate of Merger was filed by the Secretary of State of Delaware on December 18, 2001 that requires correction as permitted by Section 18-211 of the Delaware Limited Liability Company Act

3. The inaccuracy or defect of the Certificate to be corrected is as follows:

The effective time is incorrect

4. The effective time is 5:13pm EST.

By:	/s/ Richard S. Meller
Name: Richard S. Meller, Authorized Person

LIMITED LIABILITY COMPANY

CERTIFICATE OF CORRECTION

FILED TO CORRECT A CERTAIN ERROR IN THE

CERTIFICATE OF MERGER OF HANOVER NEWCO 3, LLC

(a Delaware limited liability company)

INTO

HANOVER COMPRESSION LIMITED PARTNERSHIP

(a Delaware limited partnership)

FILED IN THE OFFICE OF THE SECRETARY OF STATE

OF DELAWARE ON DECEMBER 18, 2001

1. The name of the limited liability company Is HANOVER NEWCO 3, LLC.

2. A Certificate of Merger was filed by the Secretary of State of Delaware on December 18, 2001 that requires correction as permitted by Section 18-211 of the Delaware Limited Liability Company Act.

3. The inaccuracy or defect of the Certificate to be corrected is as follows:

The effective time is incorrect

4. The effective time is 5:14pm EST.

By:	/s/ Richard S. Meller
Name: Richard S. Meller, Authorized Person

CERTIFICATE OF MERGER

OF

HANOVER BLUE 2, LLC

into

HANOVER COMPRESSION LIMITED PARTNERSHIP

Dated: December 19, 2002

THE UNDERSIGNED DOES HEREBY CERTIFY:

FIRST: The name and jurisdiction of formation or organization of each of the constituent entities which is to merge are as follows:

Name	Jurisdiction of Formation or Organization
Hanover Blue 2, LLC	Delaware Limited Liability Company

Hanover Compression Limited Partnership	Delaware Limited Partnership

SECOND: An Agreement and Plan of Merger has been approved, adopted, certified, executed and acknowledged by Hanover Blue 2, LLC and Hanover Compression Limited Partnership in accordance with Section 17-211 of the Delaware Revised Uniform Limited Partnership Act.

THIRD: The name of the surviving Delaware limited partnership is Hanover Compression Limited Partnership.

FOURTH: The merger of Hanover Blue 2, LLC with and into Hanover Compression Limited Partnership shall be effective at 5:04 p.m. central standard time on December 27, 2002.

FIFTH: The executed Agreement and Plan of Merger is on file at the principal place of business of the surviving limited partnership. The address of the principal office of the surviving limited partnership is Corporation Trust 1209 Orange Street, Wilmington, Delaware 19801.

SIXTH: A copy of the Agreement and Plan of Merger will be furnished by the surviving limited partnership, on request and without cost, to any member of Hanover Blue 2, LLC or any partner of Hanover Compression Limited Partnership.

HANOVER COMPRESSION LIMITED PARTNERSHIP,
a Delaware limited partnership

by HANOVER COMPRESSION GENERAL HOLDINGS, LLC,
a Delaware limited liability company, its general partner

By:	/s/ Charles R. Scott
Charles R. Scott
Authorized Pawn

CERTIFICATE OF MERGER

OF

HANOVER BLUE 3, LLC

into

HANOVER COMPRESSION LIMITED PARTNERSHIP

Dated: December 19, 2002

THE UNDERSIGNED DOES HEREBY CERTIFY:

FIRST: The name and jurisdiction of formation or organization of each of the constituent entities which is to merge are as follows:

Name	Jurisdiction of Formation or Organization
Hanover Blue 3, LLC	Delaware Limited Liability Company

Hanover Compression Limited Partnership	Delaware Limited Partnership

SECOND: An Agreement and Plan of Merger has been approved, adopted, certified, executed and acknowledged by Hanover Blue 3, LLC and Hanover Compression Limited Partnership in accordance with Section 17-211 of the Delaware Revised Uniform Limited Partnership Act.

THIRD: The name of the surviving Delaware limited partnership is Hanover Compression Limited Partnership.

FOURTH: The merger of Hanover Blue 3, LLC with and into Hanover Compression Limited Partnership shall be effective at 5:04 p.m. central standard time on December 27, 2002.

FIFTH: The executed Agreement and Plan of Merger is on file at the principal place of business of the surviving limited partnership. The address of the principal office of the surviving limited partnership is Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801.

SIXTH: A copy of the Agreement and Plan of Merger will be furnished by the surviving limited partnership, on request and without cost, to any member of Hanover Blue 3, LLC or any partner of Hanover Compression limited Partnership.

HANOVER COMPRESSION LIMITED PARTNERSHIP, a Delaware limited partnership by HANOVER COMPRESSION GENERAL HOLDINGS, LLC, its general partner

By:	/s/ Charles R. Scott
Charles R. Scott
Authorized Person

CERTIFICATE OF MERGER

OF

HANOVER GREEN 2, LLC

into

HANOVER COMPRESSION LIMITED PARTNERSHIP

Dated: December 27, 2002

THE UNDERSIGNED DOES HEREBY CERTIFY:

FIRST: The name and jurisdiction of formation or organization of each of the constituent entities which is to merge are as follows:

Name	Jurisdiction of Formation or Organization
Hanover Green 2, LLC	Delaware Limited Liability Company

Hanover Compression Limited Partnership	Delaware Limited Partnership

SECOND: An Agreement and Plan of Merger has been approved, adopted, certified, executed and acknowledged by Hanover Green 2, LLC and Hanover Compression Limited Partnership in accordance with Section 17-211 of the Delaware Revised Uniform Limited Partnership Act and Section 18-209 of the Delaware Limited Liability Company Act.

THIRD: The name of the surviving Delaware limited partnership is Hanover Compression Limited Partnership.

FOURTH: The merger of Hanover Green 2, LLC with and into Hanover Compression Limited Partnership shall be effective at 6:04 p.m. eastern standard time on December 30, 2002.

FIFTH: The executed Agreement and Plan of Merger is on file at the principal place of business of the surviving limited partnership. The address of the principal office of the surviving limited partnership is 300 Delaware Ave., 9th Floor-DE 5403, Wilmington, County of New Castle, Delaware 19801.

SIXTH: A copy of the Agreement and Plan of Merger will be furnished by the surviving limited partnership, on request and without cost, to any member of Hanover Green 2, LLC or any partner of Hanover Compression Limited Partnership.

HANOVER COMPRESSION LIMITED PARTNERSHIP, a Delaware limited partnership by HANOVER COMPRESSION GENERAL HOLDINGS, LLC, a Delaware limited liability company, its general partner

By:	/s/ Charles R. Scott
Charles R. Scott
Authorized Person

CERTIFICATE OF MERGER

OF

HANOVER GREEN 3, LLC

into

HANOVER COMPRESSION LIMITED PARTNERSHIP

Dated: December 27, 2002

THE UNDERSIGNED DOES HEREBY CERTIFY:

FIRST: The name and jurisdiction of formation or organization of each of the constituent entities which is to merge are as follows:

Name	Jurisdiction of Formation or Organization
Hanover Green 3, LLC	Delaware Limited Liability Company

Hanover Compression Limited Partnership	Delaware Limited Partnership

SECOND: An Agreement and Plan of Merger has been approved, adopted, certified, executed and acknowledged by Hanover Green 3, LLC and Hanover Compression Limited Partnership in accordance with Section 17-211 of the Delaware Revised Uniform Limited Partnership Act and Section 18-209 of the Delaware Limited Liability Company Act.

THIRD: The name of the surviving Delaware limited partnership is Hanover Compression Limited Partnership.

FOURTH: The merger of Hanover Green 3, LLC with and into Hanover Compression Limited Partnership shall be effective at 6:04 p.m. eastern standard time on December 30, 2002.

FIFTH: The executed Agreement and Plan of Merger is on file at the principal place of business of the surviving limited partnership. The address of the principal office of the surviving limited partnership is 300 Delaware Ave., 9th Floor-DE 5403, Wilmington, County of New Castle, Delaware 19801.

SIXTH: A copy of the Agreement and Plan of Merger will be furnished by the surviving limited partnership, on request and without cost, to any member of Hanover Green 3, LLC or any partner of Hanover Compression Limited Partnership.

HANOVER COMPRESSION LIMITED PARTNERSHIP, a Delaware limited partnership by HANOVER COMPRESSION GENERAL HOLDINGS, LLC, its general partner

By:	/s/ Charles R. Scott
Charles R. Scott
Authorized Person

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF LIMITED PARTNERSHIP

OF

HANOVER COMPRESSION LIMITED PARTNERSHIP

It is hereby certified that

FIRST: The name of the limited partnership (hereinafter called the “partnership”) is:

HANOVER COMPRESSION LIMITED PARTNERSHIP

SECOND: Pursuant to the provisions of Section 17-202, Title 6, Delaware Code, the amendment to the Certificate of Limited partnership effected by this Certificate of Amendment is to change the address of the registered office of the partnership in the State of Delaware to 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, and to change the name of the registered agent of the partnership in the State of Delaware at the said address to Corporation Service Company.

The undersigned, a general partner of the partnership, executes this Certificate of Amendment on November 8, 2004.

/s/ Gary M. Wilson
Name: Gary M. Wilson
Capacity: Authorized Person on behalf of: Hanover Compression General Holdings, LLC General Partner

CERTIFICATE OF AMENDMENT

of

CERTIFICATE OF LOOTED PARTNERSHIP

of

HANOVER COMPRESSION LIMITED PARTNERSHIP

a Delaware limited partnership

(to be renamed EXTERRAN ENERGY SOLUTIONS, L.P.)

The undersigned, an authorized person of Hanover Compression Limited Partnership (the “Partnership”), a limited partnership organized and existing under and by virtue of the Delaware Revised Uniform Limited Partnership Act, hereby certifies that:

1. The name of the Company is Hanover Compression Limited Partnership.

2. The amendment to the Certificate of Limited Partnership effected by this Certificate of Amendment changes the name of the Company to Exterran Energy Solutions, L.P.

3. The Certificate of Limited Partnership is hereby amended by deleting the first article thereof and replacing in lieu thereof a new first article reading in its entirety as follows:

“FIRST: The name of the limited partnership is Warm Energy Solutions, LP.”

IN WITNESS WHEREOF, the Company has caused this Certificate to be executed effective on the 20th day of August 2007.

HANOVER COMPRESSION LIMITED PARTNERSHIP

HANOVER COMPRESSION GENERAL
HOLDINGS, LLC, as General Partner

/s/ Gary M. Wilson
By: Gary M. Wilson
Title: Manager

/s/ Brian A. Matusek
By: Brian A. Matusek
Title: Manager

STATE OF DELAWARE

AMENDMENT TO THE CERTIFICATE OF

LIMITED PARTNERSHIP

The undersigned, desiring to amend the Certificate of Limited Partnership pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:

FIRST: The name of the Limited Partnership is Exterran Energy Solutions, L.P.

SECOND: Article 2 of the Certificate of Limited Partnership shall be amended as follows: The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

IN WITNESS WHEREOF, the undersigned executed this Amendment to the Certificate of Limited Partnership on this 19th day of December, A.D. 2007.

By: Hanover Compression General Holdings. LLC, Its General Partner

By:	/s/ Clint Chung
General Partner(s)

Name:	Clint Chung, Authorized Person
Print or Type

CERTIFICATE OF AMENDMENT

of

CERTIFICATE OF LIMITED PARTNERSHIP

of

EXTERRAN ENERGY SOLUTIONS, L.P.

a Delaware limited partnership

The undersigned, an authorized person of Exterran Energy Solutions, LP. (the “Partnership”), a limited partnership organized and existing under and by virtue of the Delaware Revised Uniform Limited Partnership Act, hereby certifies that:

1.	The name of the partnership is Exterran Energy Solutions, L.P.

2.	The amendment to the Certificate of Limited Partnership effected by this Certificate of Amendment changes the general partner of the Partnership by admitting EES GP, L.P. as the sole general partner of the Partnership and withdrawing Hanover Compression General Holdings, LLC as the sole general partner of the Partnership.

3.	The Certificate of Limited Partnership is hereby amended by deleting the third article thereof and replacing in lieu thereof a new third article reading hi its entirety as follows:

“Third: The name and mailing address of the sole general partner of the Partnership is:

EES GP, L.P.

16666 Northchase Drive

Houston, Texas 77060”

IN WITNESS WHEREOF, the Partnership has caused this Certificate to be executed effective on the 30th day of May 2008.

EXTERRAN ENERGY SOLUTIONS, L.P.

By:	EES GP, LP., its general partner

By:	Hanover Compressor Company, its general partner

By:	/s/ Stephen A. Snider
Stephen A. Snider
President and Chief Executive Officer

CERTIFICATE OF MERGER

OF

Exterran, Inc.

a Texas corporation

WITH AND INTO

Exterran Energy Solutions, L.P.

a Delaware limited partnership

This Certificate of Merger (the “Certificate”) is being executed and filed pursuant to Section 17-211 of the Delaware Revised Uniform Limited Partnership Act (“DRULPA”). Exterran Energy Solutions, L.P. (“EESLP”), a Delaware Limited Partnership, hereby certifies that:

FIRST: The name and jurisdiction of formation of each of the domestic limited partnerships and other business entities that is to merge (the “Constituent Entities”) is as follows:

Name	State of Formation	Type of Business Entity
Exterran, Inc.	Texas	Corporation

Exterran Energy Solutions, L.P.	Delaware	Limited Partnership

SECOND: An Agreement and Plan of Merger, dated May 30, 2008 (the “Merger Agreement”), by and between EESLP and Exterran, Inc. (“EI”), providing for the merger (the “Merger”) of EI with and into EESLP, with a EESLP as the surviving entity, has been approved and executed by each of the Constituent Entities in accordance with the provisions of Section 17¬211 of the DRULPA and Article 5.01 of the Texas Business Corporation Act, as applicable, and the respective constituent documents of the Constituent Entities.

THIRD: The name of the surviving entity will be “Exterran Energy Solutions, L.P.” and it will continue in existence under the laws of Delaware.

FOURTH: No amendments to the certificate of limited partnership of EESLP will be effected by the Merger.

FIFTH: The Merger shall become effective as of May 31, 2008 at 9:00 a.m. Eastern Time.

SIXTH: The executed Merger Agreement is on file at the offices of EESLP at the following address: Exterran Energy Solutions, L.P., 12001 North Houston Rosslyn, Houston, Texas 77086.

SEVENTH: A copy of the Merger Agreement will be furnished by EESLP, on request and without cost, to any interest holder or partner of any Constituent Entity.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned has caused this Certificate of Merger to be executed as of May 31, 2008.

Exterran Energy Solutions, L.P., a Delaware limited partnership

By: EES GP, L.P., as general partner

By: Hanover Compressor Company, as general partner

By:	/s/ Stephen A. Snider
Stephen A. Snider
President and Chief Executive Officer

CERTIFICATE OF MERGER

OF

COMPRESSOR SYSTEMS INTERNATIONAL, INC.

a Delaware corporation

WITH AND INTO

EXTERRAN ENERGY SOLUTIONS, L.P.

a Delaware limited partnership

Pursuant to Title 8, Section 263(c) of the Delaware General Corporation Law and Title 6, Section 17-211 of the Limited Partnership Act, the undersigned limited partnership hereby certifies that:

FIRST: The name and jurisdiction of formation of each of the business entities which is to merge (the “Constituent Entities”) is as follows:

Name	State of Formation	Type of Business Entity
Compressor Systems International, Inc.	Delaware	Corporation

Exterran Energy Solutions, L.P.	Delaware	Limited Partnership

SECOND: An Agreement and Plan of Liquidation and Merger, dated December 17, 2008 (the “Merger Agreement”), by and between Compressor Systems International, Inc. (“CSII”), providing for the complete liquidation of CSII’s assets and the merger (the “Merger”) of CSII with and into Exterran Energy Solutions, L.P. (“EESLP”), with EESLP as the surviving entity, has been approved, adopted, executed and acknowledged by each of the Constituent Entities in accordance with the provisions of Title 8, Section 263, and their respective constituent documents.

THIRD: The name of the surviving limited partnership will be “Exterran Energy Solutions, L.P.” and it will continue in existence under the laws of Delaware.

FOURTH: No amendments to the certificate of limited partnership of EESLP will be effected by the Merger.

FIFTH: The Merger shall become effective on December 31, 2008 at 11:59 p.m. Eastern Time.

SIXTH: The executed Merger Agreement is on file at the offices of EESLP at the following address: Exterran Energy Solutions, L.P., 16666 Northchase Drive, Houston, Texas 77060.

SEVENTH: A copy of the Merger Agreement will be furnished by EESLP, on request and without cost, to any interest holder or member of any Constituent Entity.

IN WITNESS WHEREOF, the undersigned has caused this Certificate of Merger to be executed as of December 17, 2008.

EXTERRAN ENERGY SOLUTIONS, L.P., a Delaware limited partnership

By:	EES GP, L.P., its general partner

By:	Exterran Energy Corp., its general Partner

By:	/s/ Donald C. Wayne
Donald C. Wayne
Senior Vice President

CERTIFICATE OF MERGER

merging

EXTERRAN ABS 2007 LLC

(a Delaware limited liability company)

with and into

EXTERRAN ENERGY SOLUTIONS, L.P.

(a Delaware limited partnership)

Pursuant to Section 18-209(c) of the Delaware Limited Liability Company Act and Section 17-211 of the Delaware Limited Partnership Act, Exterran Energy Solutions, L.P., a Delaware limited partnership, DOES HEREBY CERTIFY as follows:

FIRST: The name and jurisdiction of formation of each of the constituent entities to the merger are: (i) Exterran Energy Solutions, LP., a Delaware limited partnership; and (ii) Exterran ABS 2007 LLC, a Delaware limited liability company.

SECOND: An Agreement and Plan of Merger has been approved and executed by each of the domestic limited liability companies which is to merge, in accordance with Section 18-209(b) of the Delaware Limited Liability Company Act and Section 17-211 of the Delaware Limited Partnership Act.

THIRD: The surviving domestic limited liability company is Exterran Energy Solutions, L.P., a Delaware limited partnership (the “Surviving LP”).

FOURTH: The Merger will become effective at 11:59 PM on March 31, 2011.

FIFTH: The executed Agreement and Plan of Merger is on file at a place of business of the Surviving LP, the address of which is 16666 Northchase Drive, Houston, Texas, 77060.

SIXTH: That a copy of the Agreement and Plan of Merger will be furnished by the Surviving LP, on request and without cost, to any member of any domestic limited liability company or any person holding an interest in any other business entity which is to merge.

[signature page follows]

IN WITNESS WHEREOF, the undersigned Surviving LP has caused this Certificate of Merger to be executed as of March 10, 2011.

EES GP, L.P., general partner of Exterran Energy, Solutions, L.P.

By:	Exterran Energy Corp., its general partner

By:	/s/ Donald C. Wayne
Name:	Donald C. Wayne
Title:	Senior Vice President, General Counsel and Secretary

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF LIMITED PARTNERSHIP

OF

EXTERRAN ENERGY SOLUTIONS, L.P.

a Delaware limited partnership

The undersigned, being the General Partner of Exterran Energy Solutions, LP., a limited partnership organized and existing under the laws of the Delaware Revised Uniform limited Partnership Act (the “Partnership”), hereby certifies that:

1.	The name of the Partnership Is Exterran Energy Solutions, L.P.

2.	The amendment to the Certificate of Limited Partnership effected by this Certificate of Amendment changes the general partner of the Partnership admitting Exterran General Holdings LLC, as the sole general partner of the Partnership and withdrawing EES GP, LP. as the sole general partner of the Partnership.

3.	The Certificate of Limited Partnership is hereby amended by deleting the third article thereof and replacing in lieu thereof a new third article reading In its entirety as follows:

“Third: The name and mailing address of the sole general partner of the Partnership is:

Exterran General Holdings LLC

16666 Northchase Drive

Houston, Texas 77060

4.	This Amendment to the Certificate of Limited Partnership shall be effective as of 10:01 am Eastern Standard Time (EST) on June 27, 2012.

IN WITNESS WHEREOF, the Partnership has caused this Certificate to be executed on this 27 day of June 2012.

EXTERRAN ENERGY SOLUTIONS, L.P.

By:	Exterran General Holdings LLC Its General Partner

By:	/s/ William M. Austin
Name:	William M. Austin
Title:	Executive Vice President and Chief Financial Officer

CERTIFICATE OF MERGER

OF

HANOVER ECUADOR L.L.C.

a Delaware limited liability company

WITH AND INTO

EXTERRAN ENERGY SOLUTIONS, L.P.

a Delaware limited partnership

Pursuant to the provisions of Delaware General Corporation Law, the Limited Liability Company Act and the Limited Partnership Act (the “DGCL”), the undersigned limited partnership hereby certifies that:

FIRST: The name and jurisdiction of formation of each of the business entities which is to merge (the “Constituent Entities”) is as follows:

Name	State of Formation	Type of Business Entity
Hanover Ecuador L.L.C.	Delaware	Limited Liability Company

Exterran Energy Solutions, L.P.	Delaware	Limited Partnership

SECOND: An Agreement and Plan of Liquidation and Merger, dated December 2, 2013 (the “Merger Agreement”), by and between Hanover Ecuador L.L.C. (“HE LLC”), providing for the complete liquidation of HE LLC’s assets and the merger (the “Merger”) of HE LLC with and into Exterran Energy Solutions, L.P. (“EESLP”), with EESLP as the surviving entity, has been approved and executed by each of the Constituent Entities in accordance with the provisions of the DGCL, and their respective constituent documents.

THIRD: The name of the surviving limited partnership will be “Exterran Energy Solutions, L.P.” and it will continue in existence under the laws of Delaware.

FOURTH: No amendments to the certificate of limited partnership of EESLP will be effected by the Merger.

FIFTH: The Merger shall become effective on December 6, 2013.

SIXTH: The executed Merger Agreement is on file at the offices of EESLP at the following address: Exterran Energy Solutions, L.P., 16666 Northchase Drive, Houston, Texas 77060.

SEVENTH: A copy of the Merger Agreement will be furnished by EESLP, on request and without cost, to any interest holder or member of any Constituent Entity.

IN WITNESS WHEREOF, the undersigned has caused this Certificate of Merger to be executed as of December 2, 2013.

EXTERRAN ENERGY SOLUTIONS, L.P. a Delaware limited partnership

By:	Exterran General Holdings LLC, its general partner

By:	/s/ Greek Rice
Greek Rice
Vice President, Tax